UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

CLEARBRIDGE

GLOBAL GROWTH TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund and investment manager name changes

Prior to March 1, 2014, the Fund was known as Legg Mason Capital Management Global Growth Trust. On February 14, 2014, the name of the Fund’s investment manager changed from Legg Mason Capital Management, LLC to ClearBridge, LLC. The Fund’s portfolio managers remain unchanged.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Global Growth Trust for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	ClearBridge Global Growth Trust

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

ClearBridge Global Growth Trust	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

IV	ClearBridge Global Growth Trust

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ClearBridge Global Growth Trust	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek long-term growth of capital. The Fund normally invests primarily in common stocks of U.S. and foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. Any income realized will be incidental to the Fund’s objective. The Fund may invest in companies of any size located throughout the world, including companies located, or with substantial operations in emerging markets. Foreign companies are considered to include those organized, headquartered or with substantial operations outside of the U.S. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities posted strong gains over the one year period ending October 31, 2014 relative to foreign indices, with the S&P 500 Indexi up +17.3%. The MSCI Europe Indexii, weighted by poor performance in Germany and France, posted modest losses, the Hang Seng Indexiii rose +7.5%, the Nikkei 225 Indexiv lifted +2.1% and emerging markets, as measured by the MSCI Emerging Markets Indexv, added +1.0%. The dollar strengthened roughly +13% and +8% against the yen and euro, respectively. Within the S&P 500 Index, Health Care1, Technology and Utilities2 paced the gains, up more than +20% each, while Energy and Telecommunication Services lagged the Index, advancing roughly +5% each. U.S. small caps lagged their larger peers as the Russell 2000 Indexvi returned only +8.1% over the period due to severe declines in the second and third quarters of the year. Strong economic reports and corporate earnings results, and elevated mergers and acquisitions (“M&A”) activity in the U.S. outweighed dour headlines abroad, namely sluggish global growth and geopolitical tensions in Europe and the Middle East.

Other than the first quarter of 2014, when harsh weather conditions drove a -2.1% contraction, U.S. gross domestic product (“GDP”)vii growth has expanded healthily at an annualized pace between +3.5% and +4.5% each quarter since last summer. Meanwhile, the unemployment rate declined steadily throughout the year to 5.8% as of the end of October, down from 7.0% a year ago. The Conference Board’s consumer confidence index increased more than +30% over the period as well, hitting the highest readings since 2007. Multiples on stocks expanded in aggregate as, quarter after quarter, the majority of companies reported bottom-line results above Street expectations as sales grew and margins expanded. Calendar year 2014 opened with many economists and analysts calling for higher interest rates, but this did not play out as the 10-year yield subsided from the 2013 year-end level of 3.0% to a low of 2.1% in mid-October. Low borrowing costs, compounded by increased confidence

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

ClearBridge Global Growth Trust 2014 Annual Report	1

Fund overview (cont’d)

permeating board rooms, drove a surge in acquisition announcements to record levels. The Health Care and Technology sectors saw the lion’s share of M&A activity, with many companies acting to lower their tax bills by pursuing companies domiciled outside the U.S. The Federal Reserve Board (“Fed”)viii stood squarely in the spotlight all year long as Janet Yellen replaced Ben Bernanke as Chairman. The Fed reduced its monthly bond purchases by $10 billion each month, ultimately tapering the quantitative easing (“QE”) program to a close in October. However, despite improving economic conditions, the Fed committed to low target interest rates for “considerable time” in order to drive inflation above its 2% target. Other central banks around the world initiated stimulus plans in recent months to counter fears of a global slowdown, namely the European Central Bank (“ECB”)ix and the Bank of Japan.

The Chicago Board Options Exchange Volatility Index (“VIX”)x, also known as the “fear gauge,” oscillated substantially throughout the year, largely due to continuing violent clashes between Ukrainian forces and pro-Russian insurgents in Eastern Ukraine. The conflict began after protests in Ukraine led to the ouster of President Viktor Yanukovych, followed by a stealth “invasion” by Russian armed forces. This was followed by a snap referendum in which Crimean voters elected to secede from Ukraine in hopes of joining the Russian Federation; this election result has not been recognized as legitimate by western nations. However, Russian President Vladimir Putin officially approved this annexation in the face of denunciations from U.S. President Barack Obama and European heads of state, and despite a slew of travel and financial sanctions issued against his political and business allies. Additionally, Brent oil prices soared to touch $115 per barrel during June as the Sunni militant group Islamic State in Iraq and Syria (“ISIS”) started an insurgency against the predominantly Shia Iraqi government, capturing several cities in northern Iraq. Reversing direction, however, crude prices tumbled in September and October on supply concerns, breaching $80 per barrel and sending the VIX to its highest level since mid-2012.

Q. How did we respond to these changing market conditions?

A. Our investment process favors low expectations with an eye toward the long-term opportunity. Even in countries where conditions are sub-optimal, we can often find attractive stocks. To this end, we are finding particularly attractive investment opportunities in China, Japan, Brazil and Europe. We also remain overweight in the U.S. as equities continue to perform well with low borrowing rates, an improving economic backdrop and corporate earnings growth propelling stock prices higher. We believe India also has very promising opportunities, but worry about the current level of expectations. At the end of the day, bottom-up stock picking is critical.

We regard China as having the most promising opportunities long term despite infrastructure-led growth slowing recently. We believe the key to stabilizing growth centers around improving the productivity of state-owned enterprises where the incentive structure is sub-optimal. The government is focused on bringing market forces to bear on companies by increasing the public stakes in state-owned enterprises, thus encouraging the sale of assets to the private sector. Additionally, we see the potential for the weight of Chinese equities to increase substantially in global indices over the next decade if the “Through-Train” program proves successful, which

2	ClearBridge Global Growth Trust 2014 Annual Report

would allow foreign investors to purchase A class shares of Chinese companies. The combination of encouraging public market ownership and opening up the A share market to international investors should prove beneficial for Chinese equities in the long term.

The Nikkei’s recent underperformance also presents us with attractive upside. Prime Minister Shinzo Abe’s reform measures will take time to implement, though we believe the government is making steady progress, which will eventually be positive for asset prices. Additionally, the $1.2 trillion Japanese Government Pension Investment Fund (GPIF) recently announced plans to increase its allocation to domestic equities, and Japan’s central bank boosted its target for monetary stimulus by nearly 25% to $724 billion. Furthermore, the government is pushing for the establishment of a new equity benchmark, the JPX-Nikkei Index 400xi, whose constituents are selected based on profitability metrics such as return on equity. The idea is to make Japanese companies more shareholder friendly, particularly relative to excess cash holdings in order to spur further domestic investment. The success of the broader reform plan is not guaranteed, but we believe the market is overly dismissive.

Finally, poor reform efforts in many leading European countries have caused the Eurozone’s recovery to lag relative to that of the U.S. ECB President Mario Draghi has pledged to purchase covered sovereign bonds for at least two years to promote growth, though he has implored state leaders to match his efforts with effective reform. With this poor economic backdrop, a weakened currency and geopolitical tensions with Russia straining trade relations, we are investing in secular growth opportunities that should outperform in this environment. We are also focusing on companies with substantial exports that will benefit from a relatively weak euro.

Performance review

For the twelve months ended October 31, 2014, Class C shares of ClearBridge Global Growth Trust, excluding sales charges, returned 11.78%. The Fund’s unmanaged benchmark, the MSCI All Country World Index (MSCI ACWI)xii , returned 7.77% for the same period. The Lipper Global Multi-Cap Growth Funds Category Average1 returned 6.70% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve month period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 250 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Global Growth Trust 2014 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Global Growth Trust:
Class A	6.61%	12.61%
Class C	6.23%	11.78%
Class FI	6.60%	12.57%
Class R	6.44%	12.26%
Class I	6.74%	12.90%
MSCI All Country World Index (MSCI ACWI)	2.37%	7.77%
Lipper Global Multi-Cap Growth Funds Category Average[1]	2.74%	6.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.33%, 2.07%, 1.27%, 1.85% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 253 funds for the six-month period and among the 250 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge Global Growth Trust 2014 Annual Report

expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Both overall stock selection and sector allocation contributed to the Fund’s relative outperformance. Stock selection within the Industrials, Materials and Information Technology sectors contributed substantially to relative returns. Meanwhile, an overweight in tech also helped performance as the group outperformed the broader index. In terms of individual stocks, Alibaba Group, Apple Inc., Southwest Airlines Co., Amgen Inc., and United Continental Holdings Inc. contributed the most to absolute returns.

Q. What were the leading detractors from performance?

A. Stock selection within the Consumer Discretionary and Financials sectors hurt relative performance. In terms of individual positions, Prada SpA, Standard Chartered PLC, Rackspace Hosting Inc., ASOS PLC, and CommVault Systems Inc. detracted from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund purchased 35 and sold out of 26 positions, ending the year with 70 holdings with the top-10 representing around 27% of the portfolio’s assets. The portfolio was most active in the Technology, Health Care and Financials sectors. The most notable purchases included Alibaba Group, Amgen, Boeing, E*TRADE Financial and Martin Marietta. Meanwhile, notable positions we sold included Dollar General, GlaxoSmithKline PLC, United Technologies, Blackstone Group LP and Nissan Motor.

Thank you for your investment in the ClearBridge Global Growth Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gibboney Huske, CFA

Portfolio Manager

ClearBridge, LLC

Elisa Mazen

Portfolio Manager

ClearBridge, LLC

November 18, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the

ClearBridge Global Growth Trust 2014 Annual Report	5

Fund overview (cont’d)

Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Alibaba Group Holding Ltd., Sponsored ADR (3.9%), Amgen Inc. (3.3%), Brown-Forman Corp., Class B Shares (3.2%), Apple Inc. (2.8%), Hitachi Ltd. (2.6%), Red Hat Inc (2.5%), Roche Holding AG, ADR (2.4%), United Continental Holdings Inc. (2.2%), L’Occitane International SA (2.1%) and Boeing Co. (2.0%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Information Technology (23.9%), Financials (15.3%), Consumer Discretionary (15.1%), Health Care (13.1%) and Consumer Staples (10.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe. It was developed with a base value of 100 as of December 31, 1998.

iii

The Hang Seng Index is a free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong. The components of the Index are divided into four sub-indices: Commerce and Industry, Finance, Utilities and Properties.

iv	The NIKKEI 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

[v]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[x]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

xi

The JPX-Nikkei Index 400 is composed of companies with high appeal for investors, which meet requirements of global investment standards, such as efficient use of capital and investor-focused management perspectives. The index was jointly developed by Nikkei, Japan Exchange Group and Tokyo Stock Exchange.

[x]ii	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

6	ClearBridge Global Growth Trust 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Global Growth Trust 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.61%	$1,000.00	$1,066.10	1.15%	$5.99	Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class C	6.23	1,000.00	1,062.30	1.90	9.88	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class FI	6.60	1,000.00	1,066.00	1.15	5.99	Class FI	5.00	1,000.00	1,019.41	1.15	5.85
Class R	6.44	1,000.00	1,064.40	1.40	7.28	Class R	5.00	1,000.00	1,018.15	1.40	7.12
Class I	6.74	1,000.00	1,067.40	0.90	4.69	Class I	5.00	1,000.00	1,020.67	0.90	4.58

8	ClearBridge Global Growth Trust 2014 Annual Report

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Global Growth Trust 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/14	12.61%	11.78%	12.57%	12.26%	12.90%
Five Years Ended 10/31/14	13.95	13.09	13.94	13.66	14.25
Ten Years Ended 10/31/14	N/A	2.53	3.30	N/A	3.60
Inception* through 10/31/14	18.60	—	—	1.60	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/14	6.12%	10.78%	12.57%	12.26%	12.90%
Five Years Ended 10/31/14	12.60	13.09	13.94	13.66	14.25
Ten Years Ended 10/31/14	N/A	2.53	3.30	N/A	3.60
Inception* through 10/31/14	17.38	—	—	1.60	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/14)	166.34%
Class C (10/31/04 through 10/31/14)	28.41
Class FI (10/31/04 through 10/31/14)	38.38
Class R (Inception date of 12/28/06 through 10/31/14)	13.29
Class I (10/31/04 through 10/31/14)	42.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, April 17, 1995, January 29, 2004, December 28, 2006 and March 4, 2004, respectively.

10	ClearBridge Global Growth Trust 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Global Growth Trust vs. MSCI All Country World Index† — October 2004 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Global Growth Trust on October 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Global Growth Trust 2014 Annual Report	11

Schedule of investments

October 31, 2014

ClearBridge Global Growth Trust

Security	Shares	Value
Common Stocks — 98.7%
Consumer Discretionary — 15.1%
Auto Components — 1.1%
Delphi Automotive PLC	23,400	$1,614,132
Hotels, Restaurants & Leisure — 3.9%
Las Vegas Sands Corp.	31,000	1,930,060
Melco Crown Entertainment Ltd., ADR	55,470	1,505,456
Starbucks Corp.	28,160	2,127,769
Total Hotels, Restaurants & Leisure		5,563,285
Internet & Catalog Retail — 2.2%
Amazon.com Inc.	7,360	2,248,186	*
ASOS PLC	21,000	894,748	*(a)
Total Internet & Catalog Retail		3,142,934
Specialty Retail — 2.1%
L’Occitane International SA	1,289,700	3,041,900	(a)
Textiles, Apparel & Luxury Goods — 5.8%
Compagnie Financiere Richemont SA	26,000	2,190,675	(a)
Pandora A/S	19,600	1,650,246	(a)
Prada SpA	321,500	1,999,283	(a)
Ralph Lauren Corp.	15,250	2,513,810
Total Textiles, Apparel & Luxury Goods		8,354,014
Total Consumer Discretionary		21,716,265
Consumer Staples — 10.5%
Beverages — 6.5%
Brown-Forman Corp., Class B Shares	50,450	4,675,201
Diageo PLC, ADR	17,600	2,076,272
Fomento Economico Mexicano SA de CV, ADR	27,320	2,629,277
Total Beverages		9,380,750
Food Products — 3.0%
Amira Nature Foods Ltd.	97,380	1,695,386	*
Aryzta AG	31,050	2,641,420
Total Food Products		4,336,806
Personal Products — 1.0%
Shiseido Co., Ltd.	85,500	1,430,115	(a)
Total Consumer Staples		15,147,671
Energy — 7.0%
Energy Equipment & Services — 1.5%
Schlumberger Ltd.	20,900	2,061,994
Oil, Gas & Consumable Fuels — 5.5%
Cabot Oil & Gas Corp.	44,000	1,368,400

See Notes to Financial Statements.

12	ClearBridge Global Growth Trust 2014 Annual Report

ClearBridge Global Growth Trust

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc.	23,400	$2,224,170
Occidental Petroleum Corp.	29,550	2,627,881
Suncor Energy Inc.	49,000	1,739,923
Total Oil, Gas & Consumable Fuels		7,960,374
Total Energy		10,022,368
Financials — 14.6%
Banks — 4.9%
Banco Bilbao Vizcaya Argentaria SA	186,086	2,076,720
Credicorp Ltd.	7,000	1,127,000
Grupo Aval Acciones y Valores SA	51,000	687,480
Lloyds TSB Group PLC	1,172,070	1,448,308	*(a)
Standard Chartered PLC	111,448	1,749,602	(a)
Total Banks		7,089,110
Capital Markets — 2.9%
E*TRADE Financial Corp.	122,290	2,727,067	*
KKR & Co. LP	64,940	1,400,107
Total Capital Markets		4,127,174
Consumer Finance — 2.6%
Discover Financial Services	25,000	1,594,500
ORIX Corp.	157,000	2,198,092	(a)
Total Consumer Finance		3,792,592
Diversified Financial Services — 1.8%
Grupo BTG Pactual	71,000	898,281
Nasdaq OMX Group Inc.	39,820	1,722,613
Total Diversified Financial Services		2,620,894
Insurance — 1.5%
AXA SA	90,020	2,079,948	(a)
Real Estate Investment Trusts (REITs) — 0.9%
American Homes 4 Rent, Class A Shares	72,000	1,262,160
Total Financials		20,971,878
Health Care — 13.1%
Biotechnology — 6.6%
Amgen Inc.	29,070	4,714,572
BioMarin Pharmaceutical Inc.	12,400	1,023,000	*
Celgene Corp.	19,640	2,103,248	*
ProQR Therapeutics NV	17,400	223,242	*
Vertex Pharmaceuticals Inc.	13,400	1,509,376	*
Total Biotechnology		9,573,438

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Global Growth Trust

Security	Shares	Value
Health Care Technology — 1.9%
athenahealth Inc.	17,100	$2,094,750	*
Veeva Systems Inc., Class A Shares	21,800	649,204	*
Total Health Care Technology		2,743,954
Pharmaceuticals — 4.6%
Nektar Therapeutics	57,000	786,030	*
Ono Pharmaceutical Co., Ltd.	23,400	2,398,395	(a)
Roche Holding AG, ADR	92,560	3,407,134
Total Pharmaceuticals		6,591,559
Total Health Care		18,908,951
Industrials — 7.6%
Aerospace & Defense — 3.5%
Boeing Co.	22,600	2,822,966
Safran SA	34,700	2,202,921	(a)
Total Aerospace & Defense		5,025,887
Airlines — 3.2%
Southwest Airlines Co.	42,000	1,448,160
United Continental Holdings Inc.	58,900	3,110,509	*
Total Airlines		4,558,669
Trading Companies & Distributors — 0.9%
Wolseley PLC	25,000	1,328,479	(a)
Total Industrials		10,913,035
Information Technology — 23.9%
Electronic Equipment, Instruments & Components — 2.6%
Hitachi Ltd.	461,840	3,708,286 (a)
Internet Software & Services — 7.3%
Alibaba Group Holding Ltd., Sponsored ADR	56,500	5,570,900	*
Cvent Inc.	57,603	1,494,222	*
Rackspace Hosting Inc.	62,410	2,394,048	*
Twitter Inc.	24,900	1,032,603	*
Total Internet Software & Services		10,491,773
Semiconductors & Semiconductor Equipment — 1.5%
NXP Semiconductors NV	30,800	2,114,728 *
Software — 8.0%
Adobe Systems Inc.	37,520	2,630,902	*
CommVault Systems Inc.	20,500	908,970	*
FleetMatics Group PLC	45,600	1,693,584	*
Mobileye NV	13,900	722,939	*
Red Hat Inc.	59,900	3,529,308	*

See Notes to Financial Statements.

14	ClearBridge Global Growth Trust 2014 Annual Report

ClearBridge Global Growth Trust

Security	Shares	Value
Software — continued
ServiceNow Inc.	30,550	$2,075,262	*
Total Software		11,560,965
Technology Hardware, Storage & Peripherals — 4.5%
Apple Inc.	36,950	3,990,600
EMC Corp.	86,000	2,470,780
Total Technology Hardware, Storage & Peripherals		6,461,380
Total Information Technology		34,337,132
Materials — 4.7%
Construction Materials — 1.7%
Martin Marietta Materials Inc.	20,370	2,381,661
Metals & Mining — 3.0%
Dominion Diamond Corp.	165,000	2,311,650	*
Petra Diamonds Ltd.	767,000	2,040,589	*(a)
Total Metals & Mining		4,352,239
Total Materials		6,733,900
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
SoftBank Corp., ADR	41,440	1,510,902
Utilities — 1.2%
Independent Power and Renewable Electricity Producers — 1.2%
Calpine Corp.	78,000	1,779,960 *
Total Common stocks (Cost — $110,410,966)		142,042,062
Preferred Stocks — 0.7%
Financials — 0.7%
Banks — 0.7%
Itau Unibanco Banco Multiple SA, ADR (Cost—$970,056)	66,230	977,555
Total Investments — 99.4% (Cost — $111,381,022#)		143,019,617
Other Assets in Excess of Liabilities — 0.6%		856,634
Total Net Assets — 100.0%		$143,876,251

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $111,519,618.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Global Growth Trust

Summary of Investments by Country** (unaudited)
United States	54.4%
Japan	7.9
United Kingdom	7.8
Switzerland	5.8
China	3.9
France	3.0
Canada	2.8
Luxembourg	2.1
Mexico	1.8
Netherlands	1.6
Spain	1.4
Italy	1.4
Brazil	1.3
United Arab Emirates	1.2
Denmark	1.2
Hong Kong	1.1
Peru	0.8
Colombia	0.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2014 and are subject to change.

See Notes to Financial Statements.

16	ClearBridge Global Growth Trust 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $111,381,022)	$143,019,617
Foreign currency, at value (Cost — $24)	24
Cash	1,371,363
Receivable for securities sold	445,389
Dividends receivable	137,941
Receivable for Fund shares sold	34,168
Prepaid expenses	34,997
Other assets	99,231
Total Assets	145,142,730

Liabilities:
Payable for securities purchased	500,278
Payable for Fund shares repurchased	338,927
Trustees’ fees payable	100,526
Service and/or distribution fees payable	89,191
Investment management fee payable	61,750
Accrued expenses	175,807
Total Liabilities	1,266,479
Total Net Assets	$143,876,251

Net Assets:
Par value (Note 6)	$45
Paid-in capital in excess of par value	441,176,667
Accumulated net investment loss	(1,003,322)
Accumulated net realized loss on investments and foreign currency transactions	(327,932,039)
Net unrealized appreciation on investments and foreign currencies	31,634,900
Total Net Assets	$143,876,251

Shares Outstanding:
Class A	307,389
Class C	3,334,851
Class FI	328,675
Class R	1,025
Class I	530,109

Net Asset Value:
Class A (and redemption price)	$32.60
Class C*	$31.22
Class FI (and redemption price)	$33.94
Class R (and redemption price)	$33.23
Class I (and redemption price)	$35.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$34.59

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Annual Report	17

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Dividends	$2,028,828
Interest	707
Less: Foreign taxes withheld	(99,802)
Total Investment Income	1,929,733

Expenses:
Service and/or distribution fees (Notes 2 and 5)	1,127,505
Investment management fee (Note 2)	1,027,159
Transfer agent fees (Note 5)	249,104
Registration fees	70,926
Audit and tax fees	59,387
Shareholder reports	33,091
Custody fees	32,698
Fund accounting fees	28,759
Legal fees	26,883
Trustees’ fees	14,295
Insurance	3,592
Miscellaneous expenses	5,655
Total Expenses	2,679,054
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(230,911)
Net Expenses	2,448,143
Net Investment Loss	(518,410)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	21,842,653
Foreign currency transactions	620
Net Realized Gain	21,843,273
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,661,473)
Foreign currencies	(179)
Change in Net Unrealized Appreciation (Depreciation)	(4,661,652)
Net Gain on Investments and Foreign Currency Transactions	17,181,621
Increase in Net Assets From Operations	$16,663,211

See Notes to Financial Statements.

18	ClearBridge Global Growth Trust 2014 Annual Report

Statement of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment loss	$(518,410)	$(109,235)
Net realized gain	21,843,273	21,938,174
Change in net unrealized appreciation (depreciation)	(4,661,652)	12,609,931
Increase in Net Assets from Operations	16,663,211	34,438,870

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	9,810,016	7,862,955
Cost of shares repurchased	(29,366,022)	(47,748,482)
Decrease in Net Assets from Fund Share Transactions	(19,556,006)	(39,885,527)
Decrease in Net Assets	(2,892,795)	(5,446,657)

Net Assets:
Beginning of year	146,769,046	152,215,703
End of year*	$143,876,251	$146,769,046
*Includesaccumulated net investment loss of:	$(1,003,322)	$(835,725)

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$28.95	$22.81	$20.80	$19.81	$16.97

Income from operations:
Net investment income	0.05	0.12	0.04	0.06	0.05
Net realized and unrealized gain	3.60	6.02	1.97	0.93	2.79
Total income from operations	3.65	6.14	2.01	0.99	2.84

Net asset value, end of year	$32.60	$28.95	$22.81	$20.80	$19.81
Total return[3]	12.61%	26.92%	9.61%	5.05%	16.74%

Net assets, end of year (000s)	$10,021	$8,596	$9,425	$11,158	$12,630

Ratios to average net assets:
Gross expenses	1.29%	1.33%	1.26%	1.24%	1.20%
Net expenses[4,5,6]	1.15	1.15	1.15	1.15	1.15
Net investment income	0.16	0.46	0.17	0.30	0.27

Portfolio turnover rate	45%	43%	51%	54%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Global Growth Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$27.93	$22.17	$20.37	$19.54	$16.88

Income (loss) from operations:
Net investment loss	(0.17)	(0.07)	(0.12)	(0.09)	(0.09)
Net realized and unrealized gain	3.46	5.83	1.92	0.92	2.75
Total income from operations	3.29	5.76	1.80	0.83	2.66

Net asset value, end of year	$31.22	$27.93	$22.17	$20.37	$19.54
Total return[3]	11.78%	25.98%	8.78%	4.30%	15.76%

Net assets, end of year (000s)	$104,110	$108,598	$112,266	$139,175	$183,178

Ratios to average net assets:
Gross expenses	2.06%	2.07%	2.01%	1.97%	1.93%
Net expenses[4,5,6]	1.90	1.90	1.90	1.90	1.90
Net investment loss	(0.58)	(0.30)	(0.58)	(0.45)	(0.49)

Portfolio turnover rate	45%	43%	51%	54%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$30.15	$23.75	$21.66	$20.62	$17.67

Income from operations:
Net investment income	0.05	0.12	0.04	0.06	0.05
Net realized and unrealized gain	3.74	6.28	2.05	0.98	2.90
Total income from operations	3.79	6.40	2.09	1.04	2.95

Net asset value, end of year	$33.94	$30.15	$23.75	$21.66	$20.62
Total return[3]	12.57%	26.95%	9.65%	5.04%	16.69%

Net assets, end of year (000s)	$11,157	$11,108	$10,680	$13,110	$36,010

Ratios to average net assets:
Gross expenses	1.39%	1.27%	1.33%	1.18%	1.24%
Net expenses[4,5,6]	1.15	1.15	1.15	1.15	1.14
Net investment income	0.16	0.45	0.17	0.29	0.27

Portfolio turnover rate	45%	43%	51%	54%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Global Growth Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$29.60	$23.37	$21.37	$20.40	$17.52

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.05	(0.02)	0.01	0.01
Net realized and unrealized gain	3.64	6.18	2.02	0.96	2.87
Total income from operations	3.63	6.23	2.00	0.97	2.88

Net asset value, end of year	$33.23	$29.60	$23.37	$21.37	$20.40
Total return[3]	12.26%	26.66%	9.36%	4.75%	16.44%

Net assets, end of year (000s)	$34	$690	$1,421	$1,324	$1,071

Ratios to average net assets:
Gross expenses	1.83%	1.85%	1.71%	1.91%	1.73%
Net expenses[4,5,6]	1.40	1.40	1.40	1.40	1.40
Net investment income (loss)	(0.04)	0.19	(0.07)	0.05	0.03

Portfolio turnover rate	45%	43%	51%	54%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Global Growth Trust 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2014	2013	2012	2011[2]	2010[2]

Net asset value, beginning of year	$31.00	$24.36	$22.17	$21.05	$17.98

Income from operations:
Net investment income	0.14	0.19	0.10	0.13	0.10
Net realized and unrealized gain	3.86	6.45	2.09	0.99	2.97
Total income from operations	4.00	6.64	2.19	1.12	3.07

Net asset value, end of year	$35.00	$31.00	$24.36	$22.17	$21.05
Total return[3]	12.90%	27.26%	9.88%	5.32%	17.07%

Net assets, end of year (000s)	$18,554	$17,777	$18,424	$19,572	$28,863

Ratios to average net assets:
Gross expenses	1.02%	1.06%	0.96%	0.90%	0.85%
Net expenses[4,5]	0.90 [6]	0.90 [6]	0.90 [6]	0.88 [6]	0.85
Net investment income	0.41	0.70	0.43	0.58	0.53

Portfolio turnover rate	45%	43%	51%	54%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to February 29, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Global Growth Trust 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Global Growth Trust (formerly, Legg Mason Capital Management Global Growth Trust) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Global Growth Trust 2014 Annual Report	25

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	ClearBridge Global Growth Trust 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$11,939,413	$9,776,852	—	$21,716,265
Consumer staples	13,717,556	1,430,115	—	15,147,671
Financials	13,495,928	7,475,950	—	20,971,878
Health care	16,510,556	2,398,395	—	18,908,951
Industrials	7,381,635	3,531,400	—	10,913,035
Information technology	30,628,846	3,708,286	—	34,337,132
Materials	4,693,311	2,040,589	—	6,733,900
Other common stocks	13,313,230	—	—	13,313,230
Preferred stocks	977,555	—	—	977,555
Total investments	$112,658,030	$30,361,587	—	$143,019,617

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2014, securities valued at $30,361,587 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which

ClearBridge Global Growth Trust 2014 Annual Report	27

Notes to financial statements (cont’d)

the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs

28	ClearBridge Global Growth Trust 2014 Annual Report

that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2014, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

ClearBridge Global Growth Trust 2014 Annual Report	29

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$442,292	—	$(442,292)
(b)	(91,479)	$91,479	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatement of distributions from partnerships.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

30	ClearBridge Global Growth Trust 2014 Annual Report

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $230,911.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2015	$11,228	$144,024	$20,408	$4,306	$12,309
Expires October 31, 2016	15,898	187,812	13,769	4,143	28,070
Expires October 31, 2017	13,576	166,781	26,789	2,224	21,541
Total fee waivers/expense reimbursements subject to recapture	$40,702	$498,617	$60,966	$10,673	$61,920

For the year ended October 31, 2014, ClearBridge did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $548 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$1,675

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

ClearBridge Global Growth Trust 2014 Annual Report	31

Notes to financial statements (cont’d)

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$65,335,243
Sales	83,990,589

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$35,657,945
Gross unrealized depreciation	(4,157,946)
Net unrealized appreciation	$31,499,999

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$23,688	$14,682
Class C	1,073,361	180,198
Class FI	27,853	28,173
Class R	2,603	2,285
Class I	—	23,766
Total	$1,127,505	$249,104

For the year ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$13,576
Class C	166,781
Class FI	26,789
Class R	2,224
Class I	21,541
Total	$230,911

32	ClearBridge Global Growth Trust 2014 Annual Report

6. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	50,850	$1,594,575	40,478	$1,038,266
Shares repurchased	(40,348)	(1,263,511)	(156,810)	(3,942,967)
Net increase (decrease)	10,502	$331,064	(116,332)	$(2,904,701)

Class C
Shares sold	118,175	$3,490,778	126,675	$3,135,630
Shares repurchased	(671,011)	(19,956,339)	(1,302,870)	(32,064,409)
Net decrease	(552,836)	$(16,465,561)	(1,176,195)	$(28,928,779)

Class FI
Shares sold	40,677	$1,318,782	37,099	$982,021
Shares repurchased	(80,504)	(2,600,954)	(118,358)	(3,203,401)
Net decrease	(39,827)	$(1,282,172)	(81,259)	$(2,221,380)

Class R
Shares sold	19,781	$638,731	7,652	$201,710
Shares repurchased	(42,047)	(1,364,145)	(45,152)	(1,172,315)
Net decrease	(22,266)	$(725,414)	(37,500)	$(970,605)

Class I
Shares sold	83,084	$2,767,150	91,290	$2,505,328
Shares repurchased	(126,328)	(4,181,073)	(274,186)	(7,365,390)
Net decrease	(43,244)	$(1,413,923)	(182,896)	$(4,860,062)

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended October 31, 2014 and 2013.

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(328,099,609)
Other book/tax temporary differences(a)	(697,156)
Unrealized appreciation (depreciation)(b)	31,496,304
Total accumulated earnings (losses) — net	$(297,300,461)

*	During the taxable year ended October 31, 2014, the Fund utilized $21,914,264 of its capital loss carryforward available from prior years. As of October 31, 2014, the Fund had the following net capital loss carryforwards remaining:

ClearBridge Global Growth Trust 2014 Annual Report	33

Notes to financial statements (cont’d)

Year of Expiration	Amount
10/31/2016	$(157,395,119)
10/31/2017	(170,704,490)
$(328,099,609)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration date.

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences in the treatment of distributions from partnerships.

34	ClearBridge Global Growth Trust 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of ClearBridge Global Growth Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Global Growth Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

ClearBridge Global Growth Trust 2014 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Global Growth Trust (formerly, Legg Mason Capital Management Global Growth Trust) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

36	ClearBridge Global Growth Trust

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

ClearBridge Global Growth Trust	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); formerly Director of TeleTech Holdings, Inc. (business process outsourcing).

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 1999 and since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

38	ClearBridge Global Growth Trust

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge Global Growth Trust	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	ClearBridge Global Growth Trust

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

ClearBridge Global Growth Trust	41

ClearBridge

Global Growth Trust

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Global Growth Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Global Growth Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Global Growth Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at
1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/14 SR14-2372

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,425 in 2013 and $276,738 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,250 in 2013 and $6,500 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $45,890 in 2013 and $60,804 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $4,081 in 2013 and $9,195 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $240,000 in 2013 and $277,092 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014